Repurchase and resell agreements	12 Months Ended
Mar. 31, 2023
Repurchase and resell agreements
8. Repurchase and resell agreements
Securities sold under agreements to repurchase (“repos”) and securities purchased under agreements to resell (“reverse repos”) generally do not constitute a sale for accounting purposes of the underlying securities, and so are treated as collateralized transactions. There were no such transactions accounted for as sales during the fiscal
years ended March 31, 2021, March 31, 2022 and March 31, 2023. Interest paid or received on all repo and reverse repo transactions is recorded in Interest expense or Interest revenue at the contractually specified rate.
a. Securities purchased under agreements to resell
Securities purchased under agreements to resell are classified separately from investments and generally mature within 14 days of the transaction date. Such resell transactions are recorded at the amount of cash advanced on the transaction. Resell transactions outstanding as of March 31, 2022 and March 31, 2023 were Rs. 373,053.3 million and Rs. 455,275.4 million (US$ 5,539.3 million), respectively (see note 23).
b. Securities sold under repurchase agreements
Securities sold under agreements to repurchase are classified separately under liabilities and generally mature within 14 days of the transaction date. Such repurchase transactions are recorded at the amount of cash received on the transaction. Repurchase transactions outstanding as of March 31, 2022 and March 31, 2023 were Rs. 151,844.9 million and nil, respectively. The Government of India securities are pledged as collateral (see note 23).